Note 7 - Finance Income and Expense - Finance Expenses (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019		Dec. 31, 2018
Statement Line Items [Line Items]
Interest expense		$ 447	$ 562		$ 182
Other financial cost		69	93		27
Net fair value loss related to listed equity instruments (1)	[1]				1,485
Total		$ 516	$ 655	[2]	$ 1,694

[1]	The increase in fair value of listed equity instruments is the net gain from our investments of listed equity instruments in 2019 and 2020. In 2018, the investments in listed equity instruments resulted in a net loss, classified as a finance expense. See Note 16 for more information.
[2]	Amounts in the comparative periods have been re-presented to account for the impact of discontinued operations and the reclassification of items classified as "cost of revenue" in the consolidated financial statements for the years ended December 31, 2018 and 2019. See Notes 2 and 9 for additional information.